UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14
(C) OF THE SECURITIES EXCHANGE ACT OF 1934

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DIEGO PELLICER WORLDWIDE, INC.

(Name of Registrant As Specified In Charter)

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DIEGO PELLICER WORLDWIDE, INC.

9030 Seward Park Ave., Seattle, Washington 98118

Dear Stockholders:

We are writing to advise you that stockholders of Diego Pellicer Worldwide, Inc., a Delaware corporation (our “Company,” “we” or “us”), holding a majority of the voting rights of our common stock, par value $0.000001 per share (“Common Stock”), executed a written consent in lieu of a special meeting dated June 21, 2018 (the “Written Consent”), authorizing our board of directors (the “Board”) to take all steps necessary to effect, as soon as practicable, an amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock from 490,000,000 to 840,000,000 shares.

The details of the foregoing actions and other important information are set forth in the accompanying Information Statement. The Board has unanimously approved the above actions.

No action is required by you to effectuate this action. The accompanying Information Statement is furnished only to inform our stockholders in accordance with Rule 14c-2 promulgated under the Exchange Act of the action described above before it takes effect. This letter is the notice required by Section 228 of the Delaware General Corporation Law.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ACCOMPANYING MATERIAL IS BEING SENT TO YOU FOR INFORMATION PURPOSES ONLY.

Please feel free to call us at 516-900-3799 should you have any questions regarding the enclosed Information Statement.

Date: July 12, 2018	DIEGO PELLICER WORLDWIDE, INC.

	By:	/s/ Ron Throgmartin
Ron Throgmartin, President & CEO

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THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

DIEGO PELLICER WORLDWIDE, INC.

9030 Seward Park Ave., Seattle, Washington 98118

INFORMATION STATEMENT

PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

July 12, 2017

GENERAL INFORMATION

Diego Pellicer Worldwide, Inc. (our “Company,” “we” or “us”) is furnishing this Information Statement to you to provide a description of actions taken by our board of directors (the “Board”) on June 20, 2018, and by the holders of voting shares representing at least a majority of the voting rights of our common stock (the “Majority Stockholders”), par value $0.000001 per share (“Common Stock”), in accordance with the relevant sections of the Delaware General Corporation Law (the “DGCL”).

This Information Statement is being mailed on or about July 12, 2018, to the Company’s stockholders of record on June 4, 2018 (the “Record Date”). This Information Statement is being delivered only to inform you of the corporate action described herein in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), before such action takes effect. No action is requested or required on your part.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF THE VOTING POWER OF OUR COMMON STOCK HAVE VOTED TO AUTHORIZE THE ACTION DESCRIBED HEREIN. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND CONSEQUENTLY NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE THIS MATTER.

General Description of Corporate Action

The Board has determined that the close of business on June 4, 2018, is the record date (the “Record Date”) for the Company’s stockholders entitled to receive notice about the corporate actions set forth herein regarding the Company’s authorization to amend its Certificate of Incorporation to increase the number of authorized shares of Common Stock from 490,000,000 to 840,000,000 shares, substantially as set forth in the form attached hereto as Appendix A. The foregoing amendment is referred to herein as the “Action.”

As of the Record Date, 7 shareholders, who collectively own of record 143,632,594 shares of our Common Stock, representing approximately 53.31% of the voting power of the Company as of the Record Date, executed and delivered to us a written consent authorizing and approving the Action.

Accordingly, the Action has been approved by the holders of a majority of the outstanding shares of our voting stock, and no further vote or further action of our stockholders is required to approve the Action. You are hereby being provided with notice of the approval of the Action by less than unanimous written consent of our stockholders. However, under federal law, the Action will not be effective until at least 20 days after this Information Statement has first been mailed to stockholders. Stockholders do not have any dissenter or appraisal rights in connection with the Action at hand.

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On June 20, 2018, the Board approved the amendment of our Certificate of Incorporation to increase the number of authorized shares of Common Stock from 490,000,000 to 840,000,000 (the “Amendment”) and authorized our officers to deliver this Information Statement.

Our executive offices are located at 9030 Seward Park Ave., Seattle, Washington 98118, and our telephone number is 516- 900-3799.

Dilution

The issuance of additional shares of Common Stock will decrease the relative percentage of equity ownership of our existing stockholders, thereby diluting the voting power of their Common Stock, and, depending on the price at which additional shares may be issued, could also be dilutive to the earnings per share of our Common Stock.

Potential Anti-Takeover Effect

Although this corporate action is not motivated by anti-takeover concerns and is not considered by the Board of Directors to be an anti- takeover measure, the availability of additional authorized Common Stock could be utilized as such or otherwise have the effect of delaying or preventing a change of control of the Company. In addition to financing purposes, the Company could also issue shares of Common Stock or a series of Preferred Stock that may, depending on the amount of such Common Stock or the terms of such series of Preferred Stock, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest, or other means.

Interest of Persons in or Opposition to Matters to be Acted Upon

No officer, director or principal stockholder has a substantial or material interest in the favorable outcome of the Actions other than as discussed herein.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board believes that the increase in the authorized Common Shares is in the best interest of our Company and our stockholders for the reasons described herein. The Board believes that the Action will afford the Company greater flexibility in seeking new capital and potential acquisition targets. No assurance can be given that any of the reasons cited in this Information Statement will ultimately be proven to be correct.

OUTSTANDING VOTING SECURITIES

Our authorized capital stock consists of 490,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. As of the Record Date, we had issued and outstanding:

●	269,426,298 shares of Common Stock; and

●	No shares of Preferred Stock.

On June 21, 2018, the Majority Stockholders executed and delivered to us a written consent approving the Action. Because the Action was approved by the Majority Stockholders, no proxies are being solicited with this Information Statement.

The DGCL provides that unless our Certificate of Incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the stockholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

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Common Stock

The holders of our Common Stock are entitled to one vote per share on all matters to be voted upon by the stockholders of the Company. Holders of our Common Stock are entitled, among other things, (i) to share ratably in dividends if, when and as declared by the Board out of funds legally available therefore, and (ii) in the event of liquidation, dissolution or winding-up of our company, to share ratably in the distribution of assets legally available therefore, after payment of debts and expenses. Holders of our Common Stock have no subscription, redemption or conversion rights. Holders of our Common Stock do not have cumulative voting rights in the election of directors and have no preemptive rights to subscribe for additional shares of our capital stock. The rights, preferences and privileges of holders of our Common Stock are subject to the terms of any series of Preferred Stock that may be issued and outstanding from time to time. A vote of the holders of a majority of our Common Stock is generally required to take action under our Certificate of Incorporation and Bylaws.

Preferred Stock

Under our Certificate of Incorporation, as amended, the Board can issue up to 5,000,000 shares of Preferred Stock from time to time in one or more series. Our Board is authorized to fix by resolution as to any series of Preferred Stock the designation and number of shares of the series, the voting rights, the dividend rights, the redemption price, the amount payable upon liquidation or dissolution, the conversion rights, and any other designations, preferences or special rights or restrictions as may be permitted by law. Unless the nature of a particular transaction and the rules of law applicable thereto require such approval, the Board has the authority to issue these shares of Preferred Stock without stockholder approval.

Certain Relationships and Related Transactions, and Director Independence

Except as disclosed below, none of the following persons has any direct or indirect material interest in any transaction to which we are a party since our incorporation or in any proposed transaction to which we are proposed to be a party:

(A)	Any of our directors or officers;
(B)	Any proposed nominee for election as our director;
(C)	Any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our Common Stock; or
(D)	Any relative or spouse of any of the foregoing persons, or any relative of such spouse, who has the same house as such person or who is a director or officer of any parent or subsidiary of our company.

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of June 4, 2018, by:

●	each person known by us to be a beneficial owner of more than 5% of our outstanding Common Stock;
●	each of our directors;
●	each of our named executive officers; and
●	all directors and executive officers as a group.

The amounts and percentages of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days after, June 4, 2018. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which he has no economic interest. Except as indicated by footnote, to our knowledge, the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

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Name of Beneficial Owner and address (1)	Amount and Nature of Beneficial Ownership of Common Stock	Percent of Common Stock (2)
Alan Valdes, Director	30,030,014	11.15%
Ron Throgmartin, Director, CEO/President (3)	27,864,987	10.34%
Christopher Strachan, CFO (4)	4,433,815	1.65%
David Thompson, VP-Finance	10,942,398	4.06%
Nello Gonfiantini, VP-Real Estate	10,478,639	3.89%
All directors and officers as a group (5 people)	83,749,853	31.08%
Douglas Froese (6)	46,248165	17.17%
Chester Aldridge	13,634,476	5.06%

(1)	Unless otherwise noted, the address of each beneficial owner is c/o 9030 Seward Park Ave S. #501, Seattle, Washington 98118.

(2)	Based on 269,426,298 shares of Common Stock issued and outstanding as of June 4, 2018.

(3)	Includes 27,214,100 shares held by Phoenix Consulting Enterprises LLC over whose assets Mr. Throgmartin has investment and voting control.

(4)	Shares are held by Helisports LLC over whose assets Mr. Strachan has investment and voting control.

(5)	Includes 2,970,900 shares held by Shawna Anderson over which Mr. Anderson has voting control.

(6)	Includes 1.313,979 shares held by 0851229 BC LTD and 46,123,165 shares held by Fromar Investments, LP, over whose assets Mr. Froese has voting and investment control.

* Less than 1 percent.

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FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward-looking statements include, but are not limited to, statements regarding our business, anticipated financial or operational results, our objectives, the amount and timing of the contemplated initial public offering of our Common Stock. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other filings of ours with the SEC.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act and in accordance therewith file reports, proxy statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, with the SEC. Reports and other information we file with the SEC can be inspected and copied at the public reference facilities maintained at the SEC at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We may send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, we will deliver promptly upon written or oral request a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which we should direct the additional copy of this Information Statement to us at 9030 Seward Park Ave., Seattle, Washington 98118, telephone: 516- 900-3799.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer us to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the us at, our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to our principal executive offices.

This Information Statement is provided to the holders of Common Stock only for information purposes in connection with the actions, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

SEC REPORTS AND INCORPORATION OF SEC REPORTS BY REFERENCE

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2018, as filed with the Securities and Exchange Commission will be furnished without charge to stockholders as of the Record Date upon written request to Chris Strachan, Chief Financial Officer, Diego Pellicer Worldwide, Inc., Inc., 9030 Seward Park Ave., Seattle, Washington 98118. Such SEC reports are incorporated by reference into this Information Statement.

MISCELLANEOUS MATTERS

We will bear the entire cost of furnishing this Information Statement. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

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This Information Statement is being mailed on or about July 12, 2018, to all Company stockholders of record as of the Record Date. You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the Amendment will not be filed with the Secretary of State of the State of Delaware and the Action will not become effective until at least 20 calendar days after the mailing of this Information Statement to stockholders entitled to receive the same.

Date: July 12, 2018

By Order of the Board of Directors

DIEGO PELLICER WORLDWIDE, INC.

/s/ Ron Throgmartin
Ron Throgmartin
For the Board of Directors

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APPENDIX A

FORM OF

STATE OF DELAWARE CERTIFICATE

OF AMENDMENT

to

CERTIFICATE OF INCORPORATION

DIEGO PELLICER WORLDWIDE, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That pursuant to a Unanimous Written Consent of the Board of Directors of DIEGO PELLICER WORLDWIDE, INC., resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and solicited several stockholders owning the majority of the Corporation’s outstanding voting securities for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, That the Certificate of Incorporation of this Corporation be amended by changing the first paragraph of the Article thereof numbered “FOURTH” so that, as amended the first paragraph of said Article shall be and read as follows:

FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 845,000,000, which shall consist of (i) 840,000,000 shares of common stock, $.000001 par value per share (the “Common Stock”), and (ii) 5,000,000 shares of preferred stock, $.000001 par value per shares (the “Preferred Stock”).

SECOND: That, thereafter and in accordance with the General Corporation Law of the State of Delaware and its Bylaws, shareholders of record owning the majority of the outstanding voting securities of said corporation executed and delivered a certain Majority Shareholders Written Consent, voting in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Sections 141, 228 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said President of DIEGO PELLICER WORLDWIDE, INC. has caused this Certificate to be signed this __day of August, 2018.

DIEGO PELLICER WORLDWIDE, INC.

By:	/s/ Ron Throgmartin
Name:	Ron Throgmartin
Title:	President and CEO

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